scansource

Fiscal Second Quarter

2025 Earnings

"In a soft demand environment, our team delivered second quarter gross profit growth and a strong gross profit margin. Our recent acquisitions are expanding recurring revenue opportunities for our channel partners."

Mike Baur
Chair and CEO, ScanSource, Inc.

Key Highlights

- **Q2 Recurring Revenue as % of Gross Profit Increased to 32%**
- **Higher Margins Reflect Sales Mix and Recurring Revenue Growth**
- **Expanding Recurring Revenue Opportunities for Channel Partners**

Gross Profit Growth in a Soft Demand Environment

Consolidated	Specialty Technology Solutions Segment	Intelisys & Advisory Segment
Net Sales -15.5% Y/Y $747M	**STS, Net Sales** -16% Y/Y $723M	**I&A, Net Sales** +4% Y/Y $24M
Gross Profit +1% Y/Y $102M, 13.6% margin	**STS, Gross Profit** +0.2% Y/Y $78M, 10.8% margin	**I&A, Gross Profit** +3% Y/Y $24M, 98.9% margin

© ScanSource 2025

* Non-GAAP measure For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource’s second quarter fiscal year 2025 news release issued on January 30, 2025, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section [click here]. Second Quarter Operating Metrics Mid-Term Goals Mid-term: 3-to-4-year time frame Fiscal Year 2025 Annual Outlook reaffirmed as of January 30, 2025 © ScanSource 2025 2 Net Sales $3.1 billion to $3.5 billion Adjusted EBITDA* $140 million to $160 million Free Cash Flow* At least $70 million Recurring Revenue as % of Gross Profit Adjusted ROIC* Adjusted EBITDA Margin* Net Sales Growth per year Building to 30%+ Mid Teens4.5%-5%5%-7.5% Focus on Working Capital Efficiency Improvements $0.70 per share GAAP Diluted EPS -46% Y/Y $35.3M, -8%Y/Y Adjusted EBITDA* 4.72% Adjusted EBITDA Margin* $39M YTD Operating Cash Flow $34M YTD Free Cash Flow* $0.85 per share Non-GAAP Diluted EPS* Unchanged Y/Y 0.2x Net Debt* to TTM Adjusted EBITDA* 13.3% Adjusted ROIC* $24M in Q2 share repurchases

Forward-Looking Statements This Earnings Infographic and supporting materials contain “forward-looking” statements, including ScanSource's FY25 annual outlook and mid-term goals, which involve risks and uncertainties, many of which are beyond ScanSource’s control. No undue reliance should be placed on such statements, as any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, the failure to manage and implement ScanSource's growth strategy, the ability for ScanSource to realize the synergies or other benefits from acquisitions, credit risks involving ScanSource's larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting ScanSource's international operations, risk to the business from a cyberattack, a failure of IT systems, failure to hire and retain quality employees, loss of ScanSource's major customers, relationships with key suppliers and customers or a termination or a modification of the terms under which it operates with these key suppliers and customers, changes in ScanSource's operating strategy, and other factors set forth in the "Risk Factors" contained in ScanSource's annual report on Form 10-K for the year ended June 30, 2024, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Except as may be required by law, ScanSource expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Earnings Infographic or otherwise. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), ScanSource also discloses certain non-GAAP measures, including non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP operating income margin, non-GAAP pre-tax income, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions and divestitures (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. Please see the “Non-GAAP Financial Information” section in the quarterly earnings press release for additional description of ScanSource’s non-GAAP measures. ScanSource discloses forward-looking information that is not presented in accordance with GAAP with respect to adjusted EBITDA, adjusted EBITDA margin, adjusted ROIC, and free cash flow. ScanSource believes that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as acquisitions and divestitures, restructuring costs, impairment charges and other unusual or non-recurring items. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward- looking information to the most directly comparable GAAP financial measure is not provided. 3

ScanSource, Inc.
Earnings Infographic
Q2 FY2025

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary

($ in thousands, except per share data)

	Q2 FY25	Q1 FY25	Q4 FY24	Q3 FY24	Q2 FY24	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 747,497	$ 775,580	$ 746,113	$ 752,599	$ 884,792	(4)%	(16)%
Gross profit	$ 101,723	$ 101,619	$ 97,315	$ 94,481	$ 100,748	—%	1%
Gross profit margin %	*13.6 %*	*13.1 %*	*13.0 %*	*12.6 %*	*11.4 %*	*51 bp*	*222 bp*
SG&A expenses	$ 73,920	$ 71,706	$ 68,498	$ 66,574	$ 66,921	3%	10%
Operating income	$ 18,444	$ 17,630	$ 21,871	$ 17,542	$ 26,826	*5%*	*(31)%*
Operating income margin %	*2.47 %*	*2.27 %*	*2.93 %*	*2.33 %*	*3.03 %*	*19 bp*	*(57) bp*
Net income	$ 17,053	$ 16,974	$ 16,097	$ 12,806	$ 32,726	*—%*	*(48)%*
Diluted EPS	$ 0.70	$ 0.69	$ 0.64	$ 0.50	$ 1.29	*1%*	*(46)%*
Select reported non-GAAP measures:							
Non-GAAP operating income	$ 25,911	$ 27,509	$ 26,034	$ 25,306	$ 30,621	(6)%	(15)%
Non-GAAP operating income margin %	*3.47 %*	*3.55 %*	*3.49 %*	*3.36 %*	*3.46 %*	*(8) bp*	*— bp*
Non-GAAP net income	$ 20,698	$ 20,823	$ 19,921	$ 17,461	$ 21,587	(1)%	(4)%
Non-GAAP diluted EPS	$ 0.85	$ 0.84	$ 0.80	$ 0.69	$ 0.85	1%	—%
Adjusted EBITDA (non-GAAP)	$ 35,299	$ 35,666	$ 34,181	$ 33,095	$ 38,459	(1)%	(8)%
Adjusted EBITDA margin % (non-GAAP)	*4.72 %*	*4.60 %*	*4.58 %*	*4.40 %*	*4.35 %*	*12 bp*	*37 bp*
Adjusted ROIC (non-GAAP)	13.3 %	13.3 %	12.7 %	12.1 %	13.2 %	— bp	10 bp
Operating cash flow (QTR)	$ (6,190)	$ 44,830	$ 54,738	$ 160,152	$ 63,224		
Less: Capital expenditures (QTR)	$ (1,974)	$ (2,375)	$ (1,270)	$ (2,420)	$ (2,549)		
Free cash flow (QTR) (Non-GAAP)	$ (8,164)	$ 42,455	$ 53,468	$ 157,732	$ 60,675		
Operating cash flow (TTM)	$ 253,530	$ 322,944	$ 371,647	$ 301,647	$ 196,333		
Less: Capital expenditures (TTM)	$ (8,039)	$ (8,614)	$ (8,555)	$ (10,715)	$ (10,581)		
Free cash flow (TTM) (Non-GAAP)	$ 245,491	$ 314,330	$ 363,092	$ 290,932	$ 185,752		

Noted: Margin % reflects measure as a percentage of net sales.

scansource.com 4 January 30, 2025

ScanSource, Inc.
Earnings Infographic
Q2 FY2025

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q2 FY25	Q1 FY25	Q4 FY24	Q3 FY24	Q2 FY24	Q/Q	Y/Y
Net sales	$ 723,277	$ 752,299	$ 722,251	$ 729,834	$ 861,514	(4)%	(16)%
Gross profit	$ 77,764	$ 78,457	$ 73,562	$ 71,840	$ 77,591	(1)%	—%
Gross profit margin %	*10.8 %*	*10.4 %*	*10.2 %*	*9.8 %*	*9.0 %*	*32 bp*	*175 bp*
GAAP operating income	$ 14,077	$ 16,738	$ 14,764	$ 14,581	$ 19,696	(16)%	(29)%
GAAP operating income margin %	*1.95 %*	*2.22 %*	*2.04 %*	*2.00 %*	*2.29 %*	*(28) bp*	*(34) bp*
Add: Intangible amortization expense	$ 2,741	$ 2,276	$ 1,817	$ 1,828	$ 2,119		
Add: Change in fair value	$ 473	$ —	$ —	$ —	$ —		
Add: Tax recovery[(a)]	$ (750)	$ —	$ (657)	$ (515)	$ (1,386)		
Non-GAAP operating income	$ 16,541	$ 19,014	$ 15,924	$ 15,894	$ 20,429	*(13)%*	*(19)%*
Non-GAAP operating income margin %	*2.29 %*	*2.53 %*	*2.20 %*	*2.18 %*	*2.37 %*	*(24) bp*	*(8) bp*

Reconciliation of Operating Income to Adjusted EBITDA	Q2 FY25	Q1 FY25	Q4 FY24	Q3 FY24	Q2 FY24	Q/Q	Y/Y
GAAP operating income	$ 14,077	$ 16,738	$ 14,764	$ 14,581	$ 19,696	(16)%	(29)%
Plus:							
Depreciation expense	3,095	3,069	3,012	2,849	3,181		
Intangible amortization expense	2,741	2,276	1,817	1,828	2,119		
Interest income	2,430	2,457	3,088	2,458	1,869		
Other income/(expense), net	482	(75)	(377)	(233)	14,202		
EBITDA (non-GAAP)	22,825	24,465	22,304	21,483	41,067	(7)%	(44)%
Adjustments:							
Share-based compensation expense	2,787	2,286	1,680	2,284	2,431	22%	15%
Change in fair value	473	—	—	—	—		
Tax recovery[(a)]	(750)	—	(657)	(515)	(1,386)		
Loss (gain) on sale of a business	—	—	378	—	(14,533)		
Adjusted EBITDA (non-GAAP)	$ 25,335	$ 26,751	$ 23,705	$ 23,252	$ 27,579	*(5)%*	*(8)%*
Adjusted EBITDA margin % (non-GAAP)	*3.50 %*	*3.56 %*	*3.28 %*	*3.19 %*	*3.20 %*	*(5) bp*	*30 bp*

[(a)] Recovery of prior period withholding taxes in Brazil

scansource.com 5 January 30, 2025

ScanSource, Inc.
Earnings Infographic
Q2 FY2025

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Intelisys & Advisory, 5-Quarter Financial Summary

($ in thousands)

	Q2 FY25	Q1 FY25	Q4 FY24	Q3 FY24	Q2 FY24	Q/Q	Y/Y
Net sales	$ 24,220	$ 23,281	$ 23,862	$ 22,765	$ 23,278	*4%*	4%
Gross profit	$ 23,959	$ 23,162	$ 23,752	$ 22,641	$ 23,157	*3%*	3%
Gross profit margin %	*98.9 %*	*99.5 %*	*99.5 %*	*99.5 %*	*99.5 %*	*(60) bp*	*(60) bp*
GAAP operating income	$ 6,440	$ 6,413	$ 8,184	$ 7,489	$ 8,273	—%	(22)%
GAAP operating income margin %	26.59 %	27.55 %	34.30 %	32.90 %	35.54 %	*(96) bp*	*(895) bp*
Add: Intangible amortization expense	$ 2,260	$ 2,082	$ 1,924	$ 1,924	$ 1,918		
Add: Change in fair value	$ 670	$ —	$ —	$ —	$ —		
Non-GAAP operating income	$ 9,370	$ 8,495	$ 10,108	$ 9,413	$ 10,191	10%	(8)%
Non-GAAP operating income margin %	*38.69 %*	*36.49 %*	*42.36 %*	*41.35 %*	*43.78 %*	*220 bp*	*(510) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 6,440	$ 6,413	$ 8,184	$ 7,489	$ 8,273	—%	(22)%
Plus:							
Depreciation expense	36	43	38	141	40		
Intangible amortization expense	2,260	2,082	1,924	1,924	1,918		
Interest income	263	202	197	194	250		
Other income/(expense), net	61	(10)	5	(9)	260		
EBITDA (non-GAAP)	9,060	8,730	10,348	9,739	10,741	4%	(16)%
Adjustments:							
Share-based compensation expense	234	185	128	104	139		
Change in fair value	670	—	—	—	—		
Adjusted EBITDA (non-GAAP)	$ 9,964	$ 8,915	$ 10,476	$ 9,843	$ 10,880	12%	(8)%
Adjusted EBITDA margin % (non-GAAP)	*41.14 %*	*38.29 %*	*43.90 %*	*43.24 %*	*46.74 %*	*285 bp*	*(560) bp*

scansource.com 6 January 30, 2025

ScanSource, Inc.
Earnings Infographic
Q2 FY2025

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency Excluding Acquisitions and Divestitures (Organic Growth) - QTR

($ in thousands)

Net Sales by Segment:

	Q2 FY25	Q2 FY24	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 723,277	$ 861,514	(16.0)%
Foreign exchange impact [(a)]	10,723	—	
Less: Acquisitions	(6,888)	—	
Less: Divestitures	—	(1,737)	
Non-GAAP net sales	$ 727,112	$ 859,777	(15.4)%
Intelisys & Advisory:			
Net sales, as reported	$ 24,220	$ 23,278	4.0 %
Foreign exchange impact [(a)]	(5)	—	
Less: Acquisitions	(1,685)	—	
Non-GAAP net sales	$ 22,530	$ 23,278	(3.2)%
Consolidated:			
Net sales, as reported	$ 747,497	$ 884,792	(15.5)%
Foreign exchange impact [(a)]	10,718	—	
Less: Acquisitions	(8,573)	—	
Less: Divestitures	—	(1,737)	
Non-GAAP net sales	$ 749,642	$ 883,055	(15.1)%

Net Sales by Geography:

	Q2 FY25	Q2 FY24	% Change
United States and Canada:			
Net sales, as reported	$ 687,111	$ 795,382	(13.6)%
Less: Acquisitions	(8,573)	—	
Non-GAAP net sales	$ 678,538	$ 795,382	(14.7)%
Brazil:			
Net sales, as reported [(b)]	$ 60,386	$ 89,410	(32.5)%
Foreign exchange impact [(a)]	10,718	—	
Less: Divestitures	—	(1,737)	
Non-GAAP net sales	$ 71,104	$ 87,673	(18.9)%
Consolidated:			
Net sales, as reported	$ 747,497	$ 884,792	(15.5)%
Foreign exchange impact [(a)]	10,718	—	
Less: Acquisitions	(8,573)	—	
Less: Divestitures	—	(1,737)	
Non-GAAP net sales	$ 749,642	$ 883,055	(15.1)%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2024 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended December 31, 2023.

(b) Countries outside of the United States, Canada and Brazil represent $0.1 million, or 0.2% of sales, for the quarter ended December 31, 2024 and $1.8 million, or 2.0% of sales, for the quarter ended December 31, 2023.

scansource.com 7 January 30, 2025

ScanSource, Inc.
Earnings Infographic
Q2 FY2025

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)	Q2 FY25	Q1 FY25	Q4 FY24	Q3 FY24	Q2 FY24
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 17,053	$ 16,974	$ 16,097	$ 12,806	$ 32,726
Plus:					
Interest expense	1,970	2,109	2,084	2,001	3,359
Income taxes	2,657	5,988	6,600	5,146	7,320
Depreciation and amortization	8,132	7,471	6,792	6,742	7,258
EBITDA (non-GAAP)	29,812	32,542	31,573	26,695	50,663
Adjustments:					
Change in fair value of contingent consideration	1,143	—	—	—	—
Share-based compensation	3,021	2,471	1,808	2,388	2,571
Tax recovery [(a)]	(750)	—	(657)	(515)	(1,386)
Acquisition and divestiture costs	151	377	503	511	703
Restructuring costs	313	5,068	435	3,923	—
Cyberattack restoration costs	30	76	141	93	441
Insurance recovery, net of payments	—	(4,868)	—	—	—
Loss (gain) on sale of business	—	—	378	—	(14,533)
Legal settlement	1,579	—	—	—	—
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 35,299**	**$ 35,666**	**$ 34,181**	**$ 33,095**	**$ 38,459**
Invested Capital Calculation					
Equity - beginning of quarter	$ 920,893	$ 924,254	$ 944,053	$ 953,601	$ 915,253
Equity - end of quarter	900,662	920,893	924,254	944,053	953,601
Adjustments:					
Change in fair value of contingent consideration, net	861	—	—	—	—
Share-based compensation, net	2,271	1,856	1,350	1,784	1,919
Tax recovery, net	(2,560)	—	(278)	(1,648)	(640)
Acquisition and divestiture costs	151	377	503	511	703
Restructuring costs, net	236	3,818	327	2,935	—
Cyberattack restoration costs, net	23	57	106	69	329
Insurance recovery, net	—	(3,667)	—	—	—
Loss (gain) on sale of business	—	—	378	—	(14,533)
Legal settlement, net	1,189	—	—	—	—
Average equity	911,863	923,794	935,347	950,653	928,316
Average funded debt [(b)]	142,143	144,020	146,121	153,131	227,688
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,054,006**	**$ 1,067,814**	**$ 1,081,468**	**$ 1,103,784**	**$ 1,156,004**
Adjusted return on invested capital (ROIC), annualized [(c)]	**13.3 %**	**13.3 %**	**12.7 %**	**12.1 %**	**13.2 %**

(a) Recovery of prior period withholding taxes in Brazil.

(b) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

(c) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA) with other non-GAAP adjustments (Adjusted EBITDA), annualized, divided by invested capital for the period. The annualized Adjusted EBITDA amount is divided by days in the quarter times 365 days per year, or 366 days for a leap year.

scansource.com 8 January 30, 2025

ScanSource, Inc.
Earnings Infographic
Q2 FY2025

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)

	Q2 FY25	Q1 FY25	Q4 FY24	Q3 FY24	Q2 FY24
Consolidated debt (Q/E)	$ 139,899	$ 143,649	$ 144,056	$ 145,881	$ 168,634
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(110,520)	(145,044)	(185,460)	(159,050)	(44,987)
Net debt (Q/E) (non-GAAP)	**$ 29,379**	**$ (1,395)**	**$ (41,404)**	**$ (13,169)**	**$ 123,647**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 17,053	$ 16,974	$ 16,097	$ 12,806	$ 32,726
Plus:					
Interest expense	1,970	2,109	2,084	2,001	3,359
Income taxes	2,657	5,988	6,600	5,146	7,320
Depreciation and amortization	8,132	7,471	6,792	6,742	7,258
EBITDA (non-GAAP)	29,812	32,542	31,573	26,695	50,663
Adjustments:					
Share-based compensation	3,021	2,471	1,808	2,388	2,571
Change in fair value of contingent consideration	1,143	—	—	—	—
Tax recovery [(a)]	(750)	—	(657)	(515)	(1,386)
Acquisition and divestiture costs	151	377	503	511	703
Restructuring costs	313	5,068	435	3,923	—
Cyberattack restoration costs	30	76	141	93	441
Insurance recovery, net of payments	—	(4,868)	—	—	—
Loss (gain) on sale of business	—	—	378	—	(14,533)
Legal settlement	1,579	—	—	—	—
Adjusted EBITDA (non-GAAP)	$ 35,299	$ 35,666	$ 34,181	$ 33,095	$ 38,459
Adjusted EBITDA, TTM (non-GAAP) [(b)]	**$ 138,241**				
Net Debt / Adjusted EBITDA, TTM (non-GAAP)	**0.2x**				

(a) Recovery of prior period withholding taxes in Brazil

(b) Adjusted EBITDA for the trailing 12-month period

scansource.com 9 January 30, 2025

ScanSource, Inc.
Earnings Infographic
Q2 FY2025

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)

	Q2 FY25	Q1 FY25	Q4 FY24	Q3 FY24	Q2 FY24
Accounts receivable (Q/E)	$ 549,112	$ 567,127	$ 581,523	$ 589,847	$ 662,799
Days sales outstanding in receivables	66	66	71	71	68
Inventory (Q/E)	$ 491,978	$ 504,078	$ 512,634	$ 529,163	$ 575,137
Inventory turns	5.2	5.3	5.0	4.8	5.1
Accounts payable (Q/E)	$ 520,408	$ 578,657	$ 587,984	$ 555,733	$ 540,642
Paid for inventory days*	11.1	4.4	4.2	11.2	15.7
Working capital (Q/E) (AR+INV-AP)	$ 520,682	$ 492,548	$ 506,173	$ 563,277	$ 697,294
Cash conversion cycle	77	70	75	82	84

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 January 30, 2025

Operating Income, Net Income, EPS & Other - QTR ($ in thousands) Quarter ended December 31, 2024 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Change in fair value of contingent consideration Tax recovery, net Cyberattack restoration costs Legal Settlement Non-GAAP measure SG&A expenses $73,920 $— $(151) $— $— $750 $(30) $(1,579) $72,910 Operating income 18,444 5,001 151 313 1,143 (750) 30 1,579 25,911 Pre-tax income 19,710 5,001 151 313 1,143 (750) 30 1,579 27,177 Net income 17,053 3,745 151 236 861 (2,560) 23 1,189 20,698 Diluted EPS $0.70 $0.15 $0.01 $0.01 $0.04 $(0.11) $— $0.05 $0.85 ($ in thousands) Quarter ended September 30, 2024 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Insurance recovery, net Tax recovery, net Cyberattack restoration costs Legal Settlement Non-GAAP measure SG&A expenses $71,706 $— $(377) $— $— $— $(76) $— $71,253 Operating income 17,630 4,358 377 5,068 — — 76 — 27,509 Pre-tax income 22,962 4,358 377 5,068 (4,868) — 76 — 27,973 Net income 16,974 3,264 377 3,818 (3,667) — 57 — 20,823 Diluted EPS $0.69 $0.13 $0.02 $0.15 $(0.15) $— $— $— $0.84 (a) Reflects adjustment to the gain on the sale of the UK-based intY business. ScanSource, Inc. Earnings Infographic Q2 FY2025 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 January 30, 2025

ScanSource, Inc.
Earnings Infographic
Q2 FY2025

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income, EPS & Other - QTR, continued

($ in thousands)

Quarter ended June 30, 2024	Reported GAAP measure	Intangible amortization expense	Acquisition & divestiture costs	Restructuring costs	Insurance recovery, net	Tax recovery, net	Loss (gain) on sale of business[a]	Cyberattack restoration costs	Non-GAAP measure
SG&A expenses	$68,498	$—	$(503)	$(435)	$—	$657	$—	$(141)	$68,076
Operating income	21,871	3,741	503	435	—	(657)	—	141	26,034
Pre-tax income	22,697	3,741	503	435	—	(657)	378	141	27,238
Net income	16,097	2,788	503	327	—	(278)	378	106	19,921
Diluted EPS	$0.64	$0.11	$0.02	$0.01	$—	$(0.01)	$0.02	$—	$0.80

[a] *Reflects adjustment to the gain on the sale of the UK-based intY business.*

($ in thousands)

Quarter ended March 31, 2024	Reported GAAP measure	Intangible amortization expense	Acquisition & divestiture costs	Restructuring costs	Insurance recovery, net	Tax recovery, net	Loss (gain) on sale of business	Cyberattack restoration costs	Non-GAAP measure
SG&A expenses	$66,574	$—	$(511)	$—	$—	$515	$—	$(93)	$66,485
Operating income	17,542	3,752	511	3,923	—	(515)	—	93	25,306
Pre-tax income	17,952	3,752	511	3,923	—	(515)	—	93	25,716
Net income	12,806	2,788	511	2,935	—	(1,648)	—	69	17,461
Diluted EPS	$0.50	$0.11	$0.02	$0.12	$—	$(0.06)	$—	$—	$0.69

scansource.com 12 January 30, 2025

Operating Income, Net Income, EPS & Other - QTR, continued ($ in thousands) Quarter ended December 31, 2023 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Insurance recovery, net Tax recovery, net Loss (gain) on sale of business(b) Cyberattack restoration costs Non-GAAP measure SG&A expenses $66,921 $— $(703) $— $— $1,386 $— $(441) $67,163 Operating income 26,826 4,037 703 — — (1,386) — 441 30,621 Pre-tax income 40,046 4,037 703 — — (1,386) (14,533) 441 29,308 Net income 32,726 3,002 703 — — (640) (14,533) 329 21,587 Diluted EPS $1.29 $0.12 $0.03 $— $— $(0.03) $(0.57) $0.01 $0.85 (b) Reflects gain on the sale of UK-based intY business. This transaction resulted in a capital loss for tax purposes. ScanSource did not record a tax provision on the capital loss since there were no offsetting capital gains. ScanSource, Inc. Earnings Infographic Q2 FY2025 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 January 30, 2025